FINANCIAL INVESTORS TRUST

Aspen Managed Futures Strategy Fund
Aspen Portfolio Strategy Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 7, 2019
to the
Prospectus and Statement of Additional Information
dated August 31, 2018

On January 23, 2019, the Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Aspen Partners, Ltd. (the “Adviser”), the investment adviser to the Funds, series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of each Fund and each Fund’s shareholders that each Fund be closed and liquidated as series of the Trust, with an effective date on or about February 19, 2019 (the “Liquidation Date”).

The Board approved a Plan of Termination, Dissolution, and Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated. Pursuant to the Plan and in anticipation of each Fund’s liquidation, each Fund will be closed to new purchases effective as of the close of business on February 7, 2019. However, any distributions declared to shareholders of a Fund after February 7, 2019, and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Funds will be closed to new purchases as of the close of business on February 7, 2019, you may continue to redeem your shares of a Fund after February 7, 2019, as provided in the Prospectus. Please note, however, that the Funds will be liquidating their securities portfolios between February 8, 2019 and the Liquidation Date.

Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan will be paid for by the Funds and will be allocated between the Funds based on average net assets unless Fund management deems a different allocation method for a particular expense more appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE